SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 10, 2008

                          INTERLINK GLOBAL CORPORATION
               (Exact name of registrant as specified in Charter)



        Nevada                        033-20033-D                42-1655043

 (State or other jurisdiction of   (Commission File No.)   (IRS Employee
 incorporation or organization)                             Identification No.)

                               1100 NW 163rd Drive
                              Miami, Florida 33169
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (305) 261-2007
--------------------------------------------------------------------------------
                            (Issuer Telephone number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

      This Form 8-K and other reports filed by Interlink Global Corporation, Inc., a Nevada corporation ("Registrant", "we", "our" or "us"), from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of the Registrant's Form 10-KSB entitled "Risk Factors") relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

      Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.


Item 8.01.  Other Events

On September 2008, the Debenture Holders of Interlink Global Corporation, executed an "Acceptance of Collateral in Satisfaction of Obligation". Therefore, Interlink Global Corporation remains active, but is no longer in operation and remains as a "shell" entity looking for opportunities to merge.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




Interlink Global Corporation

By:         /s/ Anastasios Kyriakides
            --------------------------
            Anastasios Kyriakides
             Chief Executive Officer

Dated: November 3, 2008